UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    July 1, 2026

AVNET, INC.

(Exact name of registrant as specified in its Charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On July 1, 2026, Avnet, Inc. (the “Company”) and Avnet Receivables Corporation, a wholly owned subsidiary of the Company, entered into Amendment No. 9 (the “RPA Amendment”) to the Fourth Amended and Restated Receivables Purchase Agreement, dated August 16, 2018, as amended, with Wells Fargo Bank, N.A., as agent, and the financial institutions and companies party thereto (the “Receivables Purchase Agreement”). The RPA Amendment provides for, among other things, (i) an increase in the maximum purchase limit under the Receivables Purchase Agreement from $500,000,000 to $700,000,000, (ii) the extension of the termination date of the facility to July 1, 2028, and (iii) the exclusion of certain receivables from the Receivables Purchase Agreement. Other terms of the Receivables Purchase Agreement remain substantially the same as under the previously effective Receivables Purchase Agreement.

The RPA Amendment summary above is not complete, and is qualified by the terms contained in the RPA Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference. Furthermore, the RPA Amendment is not a source of factual, business, or operational information about the Company or its subsidiaries. The representations, warranties, and covenants in the RPA Amendment were made only for purposes of the RPA Amendment as of specific dates, are solely for the benefit of the parties to the RPA Amendment, and may be subject to specific limitations, qualifications, and standards of materiality. Accordingly, investors should not rely on the representations, warranties, and covenants in the RPA Amendment.

Some or all of the parties to the RPA Amendment, or their affiliates, have in the past provided investment or commercial banking services to the Company and its affiliates for which they received customary fees and expenses and they may provide similar services in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required hereunder is provided under Item 1.01 above relating to the RPA Amendment and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

10.1

Amendment No. 9 to the Fourth Amended and Restated Receivables Purchase Agreement, dated July 1, 2026, among Avnet, Inc., Avnet Receivables Corporation, Wells Fargo Bank, N.A., as agent, and the companies and financial institutions party thereto.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	AVNET, INC.

	By:	/s/ Kenneth A. Jacobson
Name: Kenneth A. Jacobson
Title: Chief Financial Officer